Exhibit 99.1

Parabellum Acquisition Corp. Announces Stockholder Approval of Extension Amendment to the Amended and Restated Certificate of Incorporation

Dallas, TX – December 20, 2022 – Parabellum Acquisition Corp. (“Parabellum” or the “Company”) (NYSE: PRBM.U; PRBM; PRBM.WS), a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities, today announced that its stockholders approved a change of the extension terms of the combination period by the end of which it has to consummate a business combination, allowing the Company to extend such date six (6) times for an additional one (1) month each time, from March 30, 2023 to September 30, 2023 (the date which is 24 months from the closing date of Parabellum’s initial public offering) (the extension, the “Extension”) by depositing $185,000 into the Trust Account for each one month extension.

As previously reported, on November 13, 2022, the Company entered into a Business Combination Agreement (“BCA”) with EnOcean GmbH (“EnOcean”) pursuant to which the Company and EnOcean, as a result of a merger, share exchange and other transactions set forth in the BCA, would become subsidiaries of EnOcean Holdings, B.V. (“Holdco”), which will then change the name to EnOcean Holdings, N.V. and become a public company. EnOcean is the pioneer of energy harvesting and delivers valuable data for the Internet of Things (IoT) with its resource-saving technology. The transactions set forth in the BCA would constitute a business combination.

About Parabellum Acquisition Corp.

Parabellum is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company focus is on businesses that have unique proprietary technologies and business models and are actively engaged in the Internet of Things (“IoT”) transformation in a variety of segments such as consumer, industrial, automotive, medical and others. Visit www.parabellumac.com for more information.

Additional Information

This communication is being made in respect of the proposed transaction involving EnOcean GmbH, a private limited company incorporated under the Laws of Germany (“EnOcean”), EnOcean Holdings B.V., a private company with limited liability incorporated under the Laws of the Netherlands (“Holdco”), Artemis Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Holdco, and Parabellum Acquisition Corp., a Delaware corporation (“Parabellum”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, EnOcean Holdings B.V. will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a proxy statement of Parabellum in connection with Parabellum’s solicitation of proxies for the vote by Parabellum’s shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. EnOcean and Parabellum also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to holders of shares of Parabellum’s Class A Common Stock. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about EnOcean and Parabellum will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from EnOcean’s website at www.enocean.com. Copies of the preliminary or definitive statement, as well as other documents filed with the SEC by Parabellum can be obtained, without charge, from Parabellum’s website at the SEC’s website located at www.sec.gov or at www.parabellumac.com.

Participants in the Solicitations

EnOcean, EnOcean Holdings B.V., Parabellum and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Parabellum’s stockholders in connection with the proposed transaction. You can find more information about Parabellum’s directors and executive officers in Parabellum’s final prospectus dated September 27, 2021 and filed with the SEC on September 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements included in this communication that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objections, expectations, and intentions of EnOcean and Parabellum, the expected timing of completion of the transaction, and other statements that are not historical facts. These statements are based on information available to EnOcean and Parabellum as of the date hereof and neither EnOcean nor Parabellum is under any duty to update any of the forward-looking statements after the date of this Presentation to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the respective management of EnOcean and Parabellum as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EnOcean and Parabellum. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our prospectus/proxy statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Parabellum is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to EnOcean; risks related to the rollout of EnOcean’s business and the timing of expected business milestones; the effects of competition on EnOcean’s business; the amount of redemption requests made by Parabellum’s stockholders; the ability of Parabellum or EnOcean to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; and those factors discussed in Parabellum’s final prospectus dated September 29, 2021, under the heading “Risk Factors,” and other documents Parabellum has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parabellum nor EnOcean presently know, or that Parabellum or EnOcean currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Parabellum’s and EnOcean’s expectations, plans, or forecasts of future events and views as of the date of this communication. Parabellum and EnOcean anticipate that subsequent events and developments will cause Parabellum’s and EnOcean’s assessments to change. However, while Parabellum and EnOcean may elect to update these forward-looking statements at some point in the future, Parabellum and EnOcean specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Parabellum’s and EnOcean’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact: info@parabellumac.com